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                                                                    EXHIBIT 99.5

                                                    Private Client Group

                                                    MERRILL LYNCH BUSINESS
                                                    FINANCIAL SERVICES INC.
[MERRILL LYNCH LOGO]                                15 Exchange Place, 4th Floor
                                                    Jersey City, NJ
                                                    (201) 593-7908
                                                    FAX: (201) 593-7868

                                                    November 26, 2004

Collegiate Pacific Inc.
13950 Senlac Drive, Suite 100
Dallas, Texas 75234

            RE: AMENDMENT TO LOAN DOCUMENTS

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Collegiate Pacific Inc. ("Customer") with respect to: (i) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 586-07067 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) 3.3(m) of the Loan Agreement is hereby amended to read as follows:

      SENIOR DEBT TO EBITDA. Customer's and Business Guarantor's aggregate "Senior Debt to EBITDA" shall not at any time exceed 2.0 to 1.0. For purposes hereof, "Senior Debt to EBITDA" shall mean the ratio of (a) debt to MLBFS to (b) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, and other non-cash charges; all as determined on a trailing 12-month basis as set forth in Customer's and Business Guarantor's regular quarterly and annual financial statements prepared in accordance with GAAP.

(b) The "Consent Effective Date" of that certain Consent Agreement dated November 18, 2004 by and between Customer and MLBFS is November 26, 2004.

(c) Section 3.3(i) of the Loan Agreement is hereby deleted in its entirety.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

Customer acknowledges, warrants and agrees, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) Customer does not have any claim against MLBFS or any of its affiliates arising out of or in connection with

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the Loan Documents or any other matter whatsoever; and (d) Customer does not have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which : (a) Customer shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof, as such approval of MLBFS may be evidenced by MLBFS' delivery to Customer of a copy of the Letter Agreement executed both by MLBFS and by the Customer.

If Customer does not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:  /s/ Brian Talty
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         Brian Talty
         Vice President

Accepted:

COLLEGIATE PACIFIC INC.

By:  /s/ William R. Estill
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Printed Name: William R. Estill

Title:  Chief Financial Officer

Approved:

TOMARK SPORTS, INC.

By:  /s/ William R. Estill
   --------------------------------------

Printed Name: William R. Estill

Title:  Chief Financial Officer

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KESSLERS TEAM SPORTS, INC.

By:  /s/ William R. Estill
   --------------------------------------

Printed Name: William R. Estill

Title:  Chief Financial Officer

DIXIE SPORTING GOODS CO., INC.

By:  /s/ William R. Estill
   --------------------------------------

Printed Name: William R. Estill

Title:  Chief Financial Officer